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                                  EXHIBIT 23.1

                        CONSENT OF PRICE WATERHOUSE LLP

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                                                                EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 19, 1996, which appears on page F-2 of the Registration Statement on Form S-1 of SIBIA Neurosciences, Inc. for the year ended December 31, 1995.


PRICE WATERHOUSE LLP
San Diego, California
May 9, 1996